Exhibit 4.21

THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

GROWN ROGUE INTERNATIONAL INC.

(the “Issuer”)

CONVERTIBLE DEBENTURE

SUBSCRIPTION AGREEMENT

The undersigned (hereinafter referred to as the “Subscriber”) hereby irrevocably subscribes for a convertible debenture of the Issuer (the “Debenture”) having an aggregate principal amount set forth on page 3 (the “Original Principal Amount”) and bearing interest at 9% quarterly per calendar year, maturing 36 months from the day of Closing (as defined herein). The entire amount of principal owing under the Debenture is convertible at any time while any principal amount remains outstanding into common shares of the Issuer (each, a “Share”) at a price equal to C$0.20 per Share (as may be adjusted in accordance with the terms of the Debenture), all upon and subject to the terms and conditions set forth in Schedule A attached hereto. The Subscriber shall receive one half of one warrant (each whole warrant, a “Warrant”, and together with the Debenture, the “Purchased Securities”) for each C$0.20 of the Original Principal Amount purchased with each Warrant entitling the holder thereof to acquire one Share at an exercise price equal to C$0.25 per Share (as may be adjusted in accordance with the terms of the Warrant). The Warrants are exercisable for a period of three years from the date of Closing, subject to the terms and conditions set forth in Schedule A, provided that if, at any time following Closing the common shares of the Issuer close at or above C$0.40 per share on each trading day for a period of ten (10) consecutive trading days on the Canadian Securities Exchange (the “Exchange”), the Issuer can deliver a notice and accelerate the expiry date of the Warrants to the date that is 90 days after the date on which such notice of acceleration is provided. The number of Warrants shall be calculated the day prior to Closing based on the most current exchange rate published by the Bank of Canada.

The offering of the Purchased Securities (the “Offering”) shall further have, and the Offering shall further be conducted on, the terms and conditions specified in Schedules A and B hereto. The Purchased Securities will be offered in Canada, in the United States and in such other jurisdictions outside of Canada and the United States as the Issuer may determine, pursuant to exemptions from the registration and prospectus requirements of applicable securities legislation. Unless otherwise indicated, all monetary references are in Canadian Dollars.

INSTRUCTIONS FOR COMPLETING THIS SUBSCRIPTION PRIOR TO DELIVERY TO THE ISSUER

1.	The subscriber (the “Subscriber”) must complete the information required on page 3 with respect to subscription amounts, subscriber details and registration and delivery particulars. Subscribers who are not purchasing as principal (or deemed under applicable securities laws to be purchasing as principal) must disclose the identity of the Disclosed Principal (as hereafter defined) on page 3.

2.	The Subscriber must complete, for itself and any Disclosed Principal, the personal information required on page 4. The Subscriber acknowledges and agrees that this information may be provided to the Exchange and the applicable securities regulatory authorities, as applicable.

3.	The Subscriber, for itself and any Disclosed Principal, must complete the applicable forms (the “Forms”) at the end of Schedule B:

(a)	All Subscribers resident in Canada must complete Form 1 – “Certificate for Exemption”, and:

(i)	if an individual and in Form 1 have indicated they are an “accredited investor” pursuant to section (j), (k) or (l) of the definition of “accredited investor” in National Instrument 45-106 Prospectus Exemptions (“NI 45-106”), the Subscriber must also complete Form 1A – “Form 45-106F9: Form for Individual Accredited Investors”

(ii)	if resident in Saskatchewan and in Form 1 have indicated they are subscribing pursuant to the “Family, Friends and Business Associates” exemption in NI 45-106, the Subscriber must also complete Form 1B – “Form 45-106F5: Risk Acknowledgement – Saskatchewan Close Personal Friends and Close Business Associates”

Subscription Agreement

(iii)	if resident in Ontario and in Form 1 have indicated they are subscribing pursuant to the “Family, Friends and Business Associates” exemption in NI 45-106, the Subscriber must also complete Form 1C – “Form 45-106F12: Risk Acknowledgment Form for Family, Friend and Business Associate Investors”

(b)	All Subscribers who are U.S. Purchasers (as defined in Schedule A, section 1.1) must complete Form 2 – “Certificate of U.S. Accredited Investor Status”.

4.	Return this subscription, together with all applicable Forms, to Miller Thomson LLP, Attn: Alexander Lalka, Scotia Plaza, 40 King Street West, Suite 5800, Toronto, Ontario, M5H 3S1 or by e-mail to alalka@millerthomson.com with payment for the total subscription price for the subscribed Purchased Securities by way of a certified cheque, wire, money order or bank draft made payable to “Grown Rogue International Inc.”. If funds are being wired, please contact the Issuer for wiring instructions.

Subscription Agreement

TO:	GROWN ROGUE INTERNATIONAL INC.

1.	The Subscriber irrevocably subscribes for and agrees to purchase from the Issuer

(a)	a Debenture with an Original Principal Amount of: US$800,000 and

(b)	2,686,600 Warrants (to be calculated the day prior to Closing based on the most current exchange rate published by the Bank of Canada)

2.	The Subscriber and the Issuer agree that the Purchased Securities shall have, and the Offering thereof shall be conducted on, the terms and conditions specified in Schedules A and B hereto. The Subscriber hereby makes the representations, warranties, acknowledgments and agreements set out in Schedules A and B hereto and in all applicable Forms, and acknowledges and agrees that the Issuer and its counsel, will and can rely on such representations, warranties, acknowledgments and agreements should this subscription be accepted by the Issuer.

3.	Identity of and execution by Subscriber:

BOX A: SUBSCRIBER INFORMATION AND EXECUTION

Mindset Value Fund
(name of subscriber)

30 West Mission Street #8, Santa Barbara, CA 93101
(address – include city, province and postal code)

805.284.2090	aaron@mindsetcapital.com	X /s/ Aaron Edelheit
(telephone number)	(email address)	(signature of subscriber/authorized signatory)

Aaron Edelheit, CEO
(if applicable, print name of signatory and office)

Execution hereof by the Subscriber shall constitute an offer and agreement to subscribe for the Purchased Securities for such total subscription price as set out in Item 1 above pursuant to the provisions of Item 2 above, and acceptance by the Issuer shall effect a legal, valid and binding agreement between the Issuer and the Subscriber. This subscription may be executed and delivered in counterparts and by facsimile, and shall be deemed to bear the date of acceptance below.

4.	If the Purchased Securities are to be registered other than as set out in Box A, the Subscriber directs the Issuer to register and deliver the Purchased as follows:

BOX B: ALTERNATE REGISTRATION INSTRUCTIONS

(name of registered holder)

(address of registered holder – include city, province and postal code)

(registered holder: contact name, contact telephone number and contact email address)

5.	If the Purchased Securities are to be delivered other than as set out in Box A (or if completed, Box B), the Subscriber directs the Issuer to deliver the Purchased Securities as follows:

BOX C: ALTERNATE DELIVERY INSTRUCTIONS

(name of recipient)

(address of recipient – include city, province and postal code)

(recipient: contact name, contact telephone number and contact email address)

Subscription Agreement

6.	If the Subscriber is purchasing as agent for a principal, and is not a trust company or trust corporation purchasing as trustee or agent for accounts fully managed by it or is not a person acting on behalf of an account fully managed by it (and in each such case satisfying the criteria set forth in NI 45-106), complete Box D below and provide as a separate attachment the personal information required on page 4 and all applicable Forms on behalf of such principal (a “Disclosed Principal”):

BOX D: IDENTIFICATION OF PRINCIPAL

(name of Disclosed Principal)

(address of Disclosed Principal – include city, province and postal code)

(Disclosed Principal: contact name, contact telephone number and contact email address)

ACCEPTANCE

The Issuer hereby accepts the subscription as set forth above on the terms and conditions contained in this Agreement.

This subscription is accepted and agreed to by the Issuer as of the day of 12/2/2022 , 2022.	)	GROWN ROGUE INTERNATIONAL INC.
)
	)	Per:	/s/ J. Obie Strickler
	)		Authorized Signatory

Subscription Agreement

PERSONAL INFORMATION

Please check the appropriate box (and complete the required information, if applicable) in each section:

1.	Security Holdings. The Subscriber and all persons acting jointly and in concert with the Subscriber own, directly or indirectly, or exercise control or direction over (provide additional details as applicable):

☐	_________________ common shares of the Issuer and/or the following other kinds of shares and convertible securities (including but not limited to convertible debt, warrants and options) entitling the Subscriber to acquire additional common shares or other kinds of shares of the Issuer:

☒	No shares of the Issuer or securities convertible into shares of the Issuer.

2.	Insider Status. The Subscriber either:

☐	Is an “Insider” of the Issuer as defined in the Securities Act (Ontario), by virtue of being:

(a)	a director or an officer of the Issuer;

(b)	a director or an officer of a person that is an Insider or subsidiary of the Issuer;

(c)	a person that has

(i)	beneficial ownership of, or control or direction over, directly or indirectly, or

(ii)	a combination of beneficial ownership of, and control or direction over, directly or indirectly,

securities of the Issuer carrying more than 10% of the voting rights attached to all of the Issuer’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution; or

☒	Is not an Insider of the Issuer.

3.	Registrant Status. The Subscriber either:

☐	Is a “Registrant” by virtue of being a person registered or required to be registered under the Securities Act (Ontario) or other applicable securities laws; or

☒	Is not a Registrant.

“Registrant” means a dealer, adviser, investment fund manager, an ultimate designated person or chief compliance officer as those terms are used pursuant to the applicable securities laws, or a person (as that term is defined herein) registered or otherwise required to be registered under applicable securities laws.

SCHEDULE A

1.	Interpretation

1.1	Unless the context otherwise requires, reference in this subscription to:

(a)	“Agreement” means this subscription agreement, including all schedules, forms and other attachments attached thereto;

(b)	“Applicable Securities Laws” means the securities legislation and regulations of, and the instruments, policies, rules, orders and notices of, the applicable securities regulatory authority or authorities of the applicable jurisdiction or jurisdictions as the case may be;

(c)	“Business Day” means a day which is not a Saturday, Sunday, or civic or statutory holiday on which Canadian chartered banks are open for the transaction of regular business in the city of Toronto, Ontario;

(d)	“Closing” refers to the completion of the purchase and sale of the Purchased Securities, and if the purchase and sale occurs in two or more tranches, the respective completion of the purchase and sale of Purchased Securities shall be the “Closing” in respect of those Purchased Securities;

(e)	“Closing Time” means the time of Closing;

(f)	“Debenture” has the meaning set out in the cover page to this Agreement;

(g)	“Exchange” means the Canadian Securities Exchange;

(h)	“Exemptions” has the meaning set out in section 3.1 of this Schedule A;

(i)	“Forms” has the meaning set out in the cover page to this Agreement;

(j)	“NI 45-102” and “NI 45-106” refer to National Instrument 45-102 Resale of Securities and National Instrument 45-106 Prospectus Exemptions, respectively, of the Canadian Securities Administrators;

(k)	“Offering” has the meaning set out in the cover page to this Agreement;

(l)	“Original Principal Amount” has the meaning set out in the cover page to this Agreement;

(m)	“Public Record” refers to all public information which has been filed by the Issuer pursuant to Applicable Securities Laws;

(n)	“Purchased Securities” has the meaning set out in the cover page to this Agreement;

(o)	“Regulation D” means Regulation D promulgated under the U.S. Securities Act;

(p)	“Regulation S” means Regulation S promulgated under the U.S. Securities Act;

(q)	“Selling Jurisdictions” means Canada, the United States and such other jurisdictions outside of Canada and the United States where the Issuer may conduct the Offering;

(r)	“Share” has the meaning set out in the cover page to this Agreement;

(s)	“Subscriber” has the meaning set out in the cover page to this Agreement;

(t)	“subscription” or “subscription agreement” means this subscription agreement and includes all schedules hereto and the Forms;

(u)	“U.S. Person” means a U.S. person as that term is defined in Rule 902(k) of Regulation S; and for greater certainty, “U.S. Person” includes but is not limited to (A) any natural person resident in the United States; (B) any partnership or corporation organized or incorporated under the laws of the United States; (C) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose

Schedule A

of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; and (D) any estate or trust of which any executor or administrator or trustee is a U.S. Person;

(v)	“U.S. Purchaser” means a Subscriber that (i) has been offered the Purchased Securities in the United States, (ii) executed this subscription agreement or otherwise placed its purchase order for the Purchased Securities in the United States, or (iii) is, or is acting on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States.

(w)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(x)	“Warrant” has the meaning set out in the cover page to this Agreement; and

(y)	“Warrant Share” has the meaning set out in section 2.1 of this Schedule A.

1.1	In the subscription, the terms “designated offshore securities market”, “directed selling efforts”, “foreign issuer” and “United States” have the meanings prescribed in Regulation S.

1.2	Unless otherwise stated, all dollar figures herein expressed are in Canadian Dollars.

1.3	References imputing the singular shall include the plural and vice versa; references imputing individuals shall include corporations, partnerships, societies, associations, trusts and other artificial constructs and vice versa; and references imputing gender shall include the opposite gender.

1.4	For greater certainty, the parties hereby acknowledge and agree that, if the Subscriber is acting as agent or trustee on behalf of a Disclosed Principal, the words “Subscriber”, “it” and “its” mean the Subscriber and the Disclosed Principal, unless the context otherwise requires.

2.	Description of Offering and Purchased Securities

2.1	Subject to any approval and consent (the “Approval”) that may be required by the Exchange, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Issuer, subject to the terms and conditions set forth herein, a Debenture in the Original Principal Amount set out above (the “Subscription Price”) which is tendered herewith. Subject to the terms hereof, this Agreement will be effective when executed by all the parties to it. Subject to the approval of the Issuer and satisfaction of all conditions, the Subscriber agrees to complete the Closing within ten days from the date of this Agreement. This subscription is part of an offering by the Issuer of Debentures with principal amounts, totalling in the aggregate, of up to US$2,000,000, subject to adjustment in accordance with the terms of this Agreement.

2.2	The Subscriber (and any Disclosed Principal) and the Issuer acknowledge and agree that the Debenture will be duly and validly created and issued pursuant to a definitive certificate (the “Debenture Certificate”) governing the terms of issue of the Debenture and the conversion of the same, which Debenture Certificate shall include the following terms:

(a)	Repayment of the outstanding Original Principal Amount, together with interest accrued but unpaid, will be made on or prior to 5:00 p.m. (Toronto time) on the date that is 36 months from the Issue Date (the “Maturity Date”).

(b)	The Debenture will bear interest from the date of issue (the “Issue Date”) at 9% per calendar year, and payable quarterly in cash.

(c)	The Original Principal Amount of the Debenture is convertible by the Debenture holder into Shares at any time while any Original Principal Amount is outstanding, at a conversion price equal to C$0.20 per Share, subject to any adjustment as set out in the Debenture certificate (the “Conversion Price”).

2.3	The Subscriber shall receive one half of one Warrant for each C$0.20 Original Principal Amount with each Warrant entitling the holder thereof to acquire one Share at an exercise price equal to C$0.25 per Share. The Warrants are exercisable for a period of three years from the date of Closing, provided that if, at any time following Closing the

Schedule A

common shares of the Issuer close at or above C$0.40 per share on each trading day for a period of ten (10) consecutive trading days on the Exchange, the Issuer can deliver a notice and accelerate the expiry date of the Warrants to the date that is 90 days after the date on which such notice of acceleration is provided.

2.4	The Issuer is offering the Purchased Securities in the Selling Jurisdictions. The Issuer may, in its discretion, increase the size of the Offering and/or offer or sell additional securities concurrently with the Offering and/or the Issuer may, in the future in its sole discretion and without notice to the Subscriber, offer or sell additional securities. The Offering is not subject to any minimum aggregate offering and there can be no assurances that the Issuer will raise sufficient funds, through the Offering or otherwise, to meet its objectives.

3.	Eligibility and Subscription Matters

3.1	The Offering is being made pursuant to exemptions (the “Exemptions”) from the registration and prospectus requirements of the Applicable Securities Laws. The Subscriber acknowledges and agrees that the Issuer and its counsel will and can rely on the representations, warranties, acknowledgments and agreements of the Subscriber contained in this Agreement both at the date hereof and at the time of Closing and otherwise provided by the Subscriber to the Issuer to determine the availability of Exemptions should this subscription be accepted.

3.2	The Offering is not, and under no circumstances is to be construed as, a public offering of the Purchased Securities. The Offering is not being made, and this subscription does not constitute, an offer to sell or the solicitation of an offer to buy the Purchased Securities in any jurisdiction where, or to any person to whom, it is unlawful to make such offer or solicitation.

3.3	Subscribers must duly complete and execute this subscription together with all applicable Forms hereto (please see the Instructions listed on the face page hereof) and return them to Miller Thomson LLP, Attn: Alexander Lalka, Scotia Plaza, 40 King Street West, Suite 5800, Toronto, Ontario, M5H 3S1 or by e-mail to alalka@millerthomson.com with payment for the total subscription price for the subscribed Purchased Securities by way of a certified cheque, wire, money order or bank draft made payable to “Grown Rogue International Inc.”. If funds are being wired, please contact the Issuer for wiring instructions.

3.4	Subscriptions are irrevocable subject to the right of the Issuer to terminate the Offering.

3.5	A subscription will only be effective upon its acceptance by the Issuer. Subscriptions will only be accepted if the Issuer is satisfied that, and will be subject to a condition for the benefit of the Issuer that, the Offering can lawfully be made in the jurisdiction of residence of the Subscriber pursuant to an available Exemption and that all other Applicable Securities Laws have been and will be complied with in connection with the proposed distribution. The Subscriber acknowledges and agrees that the acceptance of this Agreement will be conditional upon, among other things, the sale of the Purchased Securities to the Subscriber being exempt from any prospectus requirements of Applicable Securities Laws. This Agreement shall be deemed to be accepted only when signed by a duly authorized representative of the Issuer.

3.6	If this subscription is rejected in whole by the Issuer, any certified cheque, money order, bank draft or other form of payment delivered by the Subscriber on account of the aggregate subscription price for the Purchased Securities subscribed for will be promptly returned to the Subscriber without any interest paid on such amount. If this subscription is accepted only in part by the Issuer, payment representing the amount by which the payment delivered by the Subscriber to the Issuer exceeds the subscription price of the Purchased Securities sold to the Subscriber pursuant to a partial acceptance of this subscription will be promptly delivered to the Subscriber without any interest paid on such amount.

3.7	No offering memorandum or other disclosure document has been prepared or will be delivered to the Subscriber in connection with the Offering, and the Subscriber hereby expressly acknowledges and confirms that it has not received, and has no need for, an offering memorandum or other disclosure document in connection with the Offering.

4.	Closing Procedure

4.1	The Offering will be completed in one or more Closings at such time or times, on such date or dates, and at such place or places, as the Issuer may determine. At each Closing, the Issuer will deliver certificates representing the Purchased

Schedule A

Securities to those Subscribers whose subscriptions have been accepted, against the duly completed and executed subscriptions and applicable subscription price in respect thereof.

5.	Reporting and Consent

5.1	The Subscriber expressly consents and agrees to:

(a)	the Issuer collecting personal information regarding the Subscriber for the purpose of completing the transactions contemplated by this Agreement; and

(b)	the Issuer releasing personal information regarding the Subscriber and this subscription, including the Subscriber’s name, residential address, telephone number, email address and registration and delivery instructions, the number of Purchased Securities purchased, the number of securities of the Issuer held by the Subscriber, the status of the Subscriber as an insider or registrant, or as otherwise represented herein, and, if applicable, information regarding the beneficial ownership of the principals of the Subscriber, to securities regulatory authorities in compliance with Applicable Securities Laws, to other authorities as required by law and to the registrar and transfer agent of the Issuer for the purpose of arranging for the preparation of the certificates representing the Purchased Securities in connection with the Offering.

The purpose of the collection of the information is to ensure the Issuer and its advisers will be able to issue Purchased Securities to the Subscriber in accordance with the instructions of the Subscriber and in compliance with applicable Canadian corporate and securities laws and Canadian Securities Exchange policies, and to obtain the information required to be provided in documents required to be filed with securities regulatory authorities under Applicable Securities Laws and with other authorities as required by law. The Subscriber further expressly consents and agrees to the collection, use and disclosure of all such personal information by securities regulatory authorities and other authorities in accordance with their requirements, including the provision of all such personal information to third party service providers from time to time.

The contact information for the officer of the Issuer who can answer questions about the collection of information by the Issuer is as follows:

Name & Title:	J. Obie Strickler, President & CEO
Issuer Name:	Grown Rogue International Inc.
Address:	550 Airport Road, Medford, Oregon, 97504, United States
Email:	obie@grownrogue.com

5.2	The Subscriber expressly acknowledges and agrees that:

(a)	the Issuer may be required to provide applicable securities regulators, or otherwise under the Proceeds of Crime (Money Laundering) and Terrorist Financing Act of Canada, a list setting forth the identities of the purchasers of the Purchased Securities and any personal information provided by the Subscriber, and the Subscriber hereby represents and warrants that to the best of the Subscriber’s knowledge, none of the funds representing the subscription proceeds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; the Subscriber hereby further covenants that it shall promptly notify the Issuer if the Subscriber discovers that any of such representations ceases to be true, and shall provide the Issuer with appropriate information in connection therewith;

(b)	the Subscriber is not a person or entity identified in the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism (“RIUNRST”), the United Nations Al-Qaida and Taliban Regulations (“UNAQTR”), the Regulations Implementing the United Nations Resolution on the Democratic People’s Republic of Korea (“UNRDPRK”), the Regulations Implementing the United Nations Resolution on Iran (“RIUNRI”), the Special Economic Measures (Zimbabwe) Regulations (the “Zimbabwe Regulations”), the Special Economic Measures (Burma) Regulations (the “Burma Regulations”) or any other similar statute;

Schedule A

(c)	the Subscriber acknowledges that the Issuer may in the future be required by law to disclose the Subscriber’s name and other information relating to this Agreement and the Subscriber’s subscription hereunder pursuant to the PCMLA, the Criminal Code (Canada), RIUNRST, UNAQTR, UNRDPRK, RIUNRI, the Zimbabwe Regulations, the Burma Regulations or any other similar statute; and

(d)	it shall complete, sign and return such additional documentation as may be required from time to time under Applicable Securities Laws or any other applicable laws in connection with the Offering and this subscription.

5.3	The Subscriber authorizes the indirect collection of Personal Information (as hereinafter defined) by the securities regulatory authority or regulator (each as defined in National Instrument 14-101 Definitions) and confirms that the Subscriber has been notified by the Issuer:

(a)	that the Issuer will be delivering Personal Information to the securities regulatory authority or regulator;

(b)	that the Personal Information is being collected indirectly by the securities regulatory authority or regulator under the authority granted to it in Applicable Securities Laws;

(c)	that such Personal Information is being collected for the purpose of the administration and enforcement of Applicable Securities Laws; and

(d)	that the title, business address and business telephone number of the public official who can answer questions about the securities regulatory authority’s or regulator’s indirect collection of the Personal Information is as follows:

(i)	British Columbia Securities Commission, P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, British Columbia V7Y 1L2, Inquiries: (604) 899-6854, Toll free in Canada: 1-800-373-6393, Facsimile: (604) 899-6581, Email: inquiries@bcsc.bc.ca;

(ii)	Alberta Securities Commission, Suite 600, 250 – 5th Street, SW Calgary, Alberta T2P 0R4, Telephone: (403) 297-6454, Toll free in Canada: 1-877-355-0585, Facsimile: (403) 297-2082;

(iii)	Financial and Consumer Affairs Authority of Saskatchewan, Suite 601 - 1919 Saskatchewan Drive, Regina, Saskatchewan S4P 4H2, Telephone: (306) 787-5879, Facsimile: (306) 787-5899;

(iv)	The Manitoba Securities Commission, 500 – 400 St. Mary Avenue, Winnipeg, Manitoba R3C 4K5, Telephone: (204) 945-2548, Toll free in Manitoba 1-800-655-5244, Facsimile: (204) 945-0330;

(v)	Ontario Securities Commission, 20 Queen Street West, 22nd Floor Toronto, Ontario M5H 3S8, Telephone: (416) 593-8314, Toll free in Canada: 1-877-785-1555, Facsimile: (416) 593-8122, Email: exemptmarketfilings@osc.gov.on.ca, Public official contact regarding indirect collection of information: Inquiries Officer;

(vi)	Autorité des marchés financiers, 800, Square Victoria, 22e étage, C.P. 246, Tour de la Bourse, Montréal, Québec H4Z 1G3, Telephone: (514) 395-0337 or 1-877-525-0337, Facsimile: (514) 873-6155 (For filing purposes only), Facsimile: (514) 864-6381 (For privacy requests only), Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers); fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers);

(vii)	Financial and Consumer Services Commission (New Brunswick), 85 Charlotte Street,, Suite 300 Saint John, New Brunswick E2L 2J2, Telephone: (506) 658-3060, Toll free in Canada: 1-866-933-2222, Facsimile: (506) 658-3059, Email: info@fcnb.ca;

(viii)	Nova Scotia Securities Commission, Suite 400, 5251 Duke Street, Duke Tower, P.O. Box 458 Halifax, Nova Scotia B3J 2P8, Telephone: (902) 424-7768, Facsimile: (902) 424-4625;

Schedule A

(ix)	Prince Edward Island Securities Office, 95 Rochford Street, 4th Floor Shaw Building, P.O. Box 2000 Charlottetown, Prince Edward Island C1A 7N8, Telephone: (902) 368-4569, Facsimile: (902) 368-5283; and

(x)	Government of Newfoundland and Labrador, Financial Services Regulation Division, P.O. Box 8700, Confederation Building 2nd Floor, West Block, Prince Philip Drive, St. John’s, Newfoundland and Labrador A1B 4J6, Attention: Director of Securities, Telephone: (709) 729-4189, Facsimile: (709) 729-6187.

“Personal Information” means any personal information as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time and without limiting the foregoing, but for greater clarity in this Agreement, means information about an identifiable individual, including but not limited to any information about the Subscriber and, if applicable, any Disclosed Principal, and includes information provided by the Subscriber in this Agreement.

6.	Resale Restrictions and Legending of Purchased Securities

6.1	The Subscriber hereby acknowledges and agrees that the Offering is being made pursuant to Exemptions and, as a result, the Purchased Securities will be subject to a number of statutory restrictions on resale and trading. Until these restrictions expire, the Subscriber will not be able to sell or trade the Purchased Securities unless the Subscriber complies with an Exemption from the prospectus and registration requirements under Applicable Securities Laws. In general, unless permitted under securities legislation, the Subscriber cannot trade the Purchased Securities in Canada before the date that is four months and a day after the date of the Closing. See also section 6.3 below.

6.2	The Subscriber acknowledges and agrees that:

(a)	the Purchased Securities have not been and will not be registered under the U.S. Securities Act, or any State securities laws, and may not be offered and sold, directly or indirectly, to a U.S. Purchaser without registration under the U.S. Securities Act and any applicable State securities laws, unless an exemption from registration is available;

(b)	the Issuer has no present intention and is not obligated under any circumstances to register the Purchased Securities, or to take any other actions to facilitate or permit any proposed resale or transfer thereof in the United States or otherwise by or to or for the account or benefit of a U.S. Purchaser, and in particular, the Subscriber and the Issuer further acknowledge and agree that the Issuer is hereby required to refuse to register any transfer of the Purchased Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration; and

(c)	any Warrants may not be exercised in the United States or by or on behalf of any U.S. Person without registration under the U.S. Securities Act and any applicable State securities laws, unless an exemption from registration is available.

6.3	The foregoing discussion on hold periods and resale restrictions is a general summary only and is not intended to be comprehensive or exhaustive, or to apply in all circumstances. Subscribers are advised to consult with their own advisers concerning their particular circumstances and the particular nature of the restrictions on transfer, the extent of the applicable hold period and the possibilities of utilizing any further Exemptions or the obtaining of a discretionary order to transfer any Purchased Securities. Subscribers are further advised against attempting to resell or transfer any Purchased Securities until they have determined that any such resale or transfer is in compliance with the requirements of all Applicable Securities Laws, including but not limited to compliance with restrictions on certain pre-trade activities and the filing with the appropriate regulatory authority of reports required upon any resale of the Purchased Securities.

6.4	In the event that any of the Purchased Securities are subject to a hold period or any other restrictions on resale and transferability, the Issuer will place a legend on the certificates representing the Purchased Securities as are required under Applicable Securities Laws, by the Exchange or as the Issuer may otherwise deem necessary or advisable.

Schedule A

7.	Representations and Warranties of the Issuer

7.1	the Issuer is a corporation incorporated and existing under the laws of the jurisdiction in which it is incorporated;

7.2	the execution and delivery of, and performance by the Issuer of this Subscription Agreement has been authorized by all necessary corporate action on the part of the Issuer;

7.3	this Subscription Agreement has been duly executed and delivered by the Issuer and constitutes a legal, valid and binding agreement of the Issuer enforceable against it in accordance with its terms;

7.4	the Issuer is a “reporting issuer” in the Provinces of Alberta, Nova Scotia, Ontario and British Columbia and is in compliance with its obligations under the Applicable Securities Laws in all material respects;

7.5	the Issuer has the power and authority to create, issue and deliver the Purchased Securities and perform its obligations under the Purchased Securities;

7.6	the Issuer has complied, or will comply, with all Applicable Securities Laws in connection with the issuance of the Purchased Securities;

7.7	no approval, authorization, consent or other order of, and no filing, registration or recording with, any governmental authority is required by the Issuer in connection with the execution and delivery or with the performance by the Issuer of this Subscription Agreement except in compliance with the Applicable Securities Laws and the requirements of the Exchange; and

7.8	Neither the Issuer, nor any partner, director, or officer or any person directly or indirectly controlling, controlled by or under common control with the Issuer is subject to any “disqualifying event” set forth in Rule 506(d) of Regulation D or any similar disqualification provision.

8.	Miscellaneous

8.1	The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber, including any fees and disbursements of any special counsel retained by the Subscriber, relating to the purchase, resale or transfer of the Purchased Securities, shall be borne by the Subscriber.

8.2	Except as expressly provided for in this subscription and in any agreements, instruments and other documents contemplated or provided for herein, this subscription contains the entire agreement between the parties with respect to the sale of the Purchased Securities and there are no other terms, conditions, representations, warranties, acknowledgments and agreements, whether expressed or implied, whether written or oral, and whether made by the parties hereto or anyone else. This subscription may only be amended by instrument in writing signed by the parties hereto. Notwithstanding the foregoing, the Subscriber is not waiving any remedies or protections available by statute or common law in connection with this Agreement or the transactions contemplated hereby.

8.3	Each party to this subscription covenants that it will, from time to time both before and after the Closing, at the request and expense of the requesting party, promptly execute and deliver all such other notices, certificates, undertakings, escrow agreements and other instruments and documents, and shall do all such other acts and other things, as may be necessary or desirable for purposes of carry out the provisions of this subscription.

8.4	The invalidity, illegality or unenforceability of any particular provision of this subscription shall not affect or limit the validity, legality or enforceability of the remaining provisions of this subscription.

8.5	This subscription, including without limitation the terms, conditions, representations, warranties, acknowledgments and agreements contained herein, shall survive and continue in full force and effect and be binding upon the Subscriber and the Issuer notwithstanding the completion of the purchase and sale of the Purchased Securities, the conversion or exercise of any Purchased Securities and any subsequent disposition thereof by the Subscriber.

8.6	This subscription is not transferable or assignable. This subscription shall enure to the benefit of and be binding upon the parties hereto and its respective successors and permitted assigns.

Schedule A

8.7	This subscription is governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein. The Subscriber, in his personal or corporate capacity, irrevocably attorns to the jurisdiction of the courts of the Province of Ontario.

8.8	The Issuer shall be entitled to rely on delivery of a facsimile or portable document format (“pdf”) copy of the executed subscription, and acceptance by the Issuer of such facsimile or pdf subscription shall be legally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms hereof. The Subscriber acknowledges and agrees that if less than a complete copy of this subscription is delivered to the Issuer at Closing, the Subscriber will be deemed to have agreed to all of the terms and conditions, unaltered, of the pages not delivered at Closing.

8.9	This subscription may be executed in one or more counterparts each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement. Delivery of counterparts may be effected by facsimile or pdf transmission thereof.

8.10	The parties hereto acknowledge and confirm that they have requested that this subscription as well as all notices and other documents contemplated hereby be drawn up in the English language. Les parties aux présentes reconnaissent et confirment qu’elles ont convenu que la présente convention de souscription ainsi que tous les avis et documents qui s’y rattachent soient rédigés dans la langue anglaise.

8.11	Time shall be of the essence hereof.

SCHEDULE B

1.	Representations, Warranties, Covenants, Acknowledgments and Agreements of the Subscriber

1.1	The Subscriber hereby represents, warrants, covenants, acknowledges and agrees for the benefit of the Issuer and its counsel that:

(a)	the Subscriber is resident in the jurisdiction set out on page 3 above, and if such address is not located in Ontario, the Subscriber expressly certifies that it is not resident in Ontario;

(b)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Purchased Securities, and in particular no governmental agency or authority, stock exchange or other regulatory body or any other entity has made any finding or determination as to the merit for investment of, nor have any such agencies, authorities, exchanges, bodies or other entities made any recommendation or endorsement with respect to, the Purchased Securities;

(c)	there is no government or other insurance covering the Purchased Securities;

(d)	there are risks associated with the purchase of the Purchased Securities, which are speculative investments that involve a substantial degree of risk, and the Subscriber may lose his, her or its entire investment. The Subscriber has carefully reviewed and is aware of all of the risk factors related to the purchase of Purchased Securities;

(e)	other than as disclosed to the Issuer in writing, there is no person acting or purporting to act on behalf of the Subscriber (including any beneficial Subscriber), in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Purchased Securities, the Subscriber covenants to indemnify and hold harmless the Issuer with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

(f)	there are restrictions on the Subscriber’s ability to resell the Purchased Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Purchased Securities;

(g)	the Issuer has advised the Subscriber that it is relying on one or more exemptions from the requirements to provide the Subscriber with a prospectus and to sell securities through a person registered to sell securities under the Applicable Securities Laws, and as a consequence of acquiring the Purchased Securities pursuant to such exemption, certain protections, rights and remedies provided in applicable securities legislation, including statutory rights of rescission or damages, may not be available to it;

(h)	the Subscriber has been further advised that due to the fact that no prospectus has been or is required to be filed with respect to any of the Purchased Securities under Applicable Securities Laws (i) the Subscriber may not receive information that might otherwise be required to be provided to it under such legislation, (ii) the Issuer is relieved from certain obligations that would otherwise apply under applicable legislation, and (iii) the Subscriber is restricted from using certain of the civil remedies available under such legislation;

(i)	the Subscriber has had access to all information regarding the Issuer and the Purchased Securities that the Subscriber has considered necessary in connection with its investment decision, and, in particular, the Subscriber’s decision to execute this Agreement and purchase the Purchased Securities has been based entirely upon its review of the Public Record, including the Issuer’s financial statements, and has not been based upon any written or oral representation or warranty as to fact or otherwise made by or on behalf of the Issuer;

(j)	no person has made to the Subscriber any written or oral representations (i) that any person will resell or repurchase the Purchased Securities, (ii) that any person will refund the purchase price for the Purchased Securities, or (iii) as to the future price or value of the Purchased Securities;

(k)	the Subscriber is capable by reason of knowledge and experience in financial and business matters in general, and investments in particular, of assessing and evaluating the merits and risks of an investment in the Purchased Securities, and is and will be able to bear the economic loss of its entire investment in any of the

Schedule B

Purchased Securities and can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment;

(l)	the Subscriber has been advised to consult its own investment, legal and tax advisers with respect to the merits and risks of an investment in the Purchased Securities and Applicable Securities Laws and resale restrictions, and in all cases the Subscriber has not relied upon the Issuer or its counsel or advisers for investment, legal or tax advice, always having, if desired, in all cases sought the advice of the Subscriber’s own personal investment adviser, legal counsel and tax advisers, and in particular, the Subscriber has been advised and understands that it is solely responsible, and none of the Issuer, its counsel or its advisers are in any way responsible, for the Subscriber’s compliance with Applicable Securities Laws and resale restrictions regarding the holding and disposition of the Purchased Securities;

(m)	the Subscriber has been independently advised as to the meanings of all terms contained herein relevant to the Subscriber for purposes of giving representations, warranties and covenants under this Agreement, restrictions with respect to trading in the Purchased Securities imposed by applicable securities legislation in the jurisdiction in which it resides, confirms that no representation has been made to it by or on behalf of the Issuer with respect thereto, acknowledges that it is aware of the characteristics of the Purchased Securities, the risks relating to an investment therein and of the fact that it may not be able to resell the Purchased Securities except in accordance with limited exemptions under applicable securities legislation until expiry of the applicable restricted period and compliance with the other requirements of applicable law;

(n)	to the knowledge of the Subscriber, the Offering was not advertised or solicited in any manner in contravention of Applicable Securities Laws, and has not been made through or as a result of any general solicitation or general advertising or any seminar or meeting whose attendees have been invited by general solicitation or general advertising, and the Subscriber has not become aware of any advertisement in printed media of general and regular paid circulation (or other printed public media), radio, television or telecommunications or other form of advertisement (including electronic display such as the Internet) with respect to the distribution of the Purchased Securities;

(o)	the Subscriber has no knowledge of a “material fact” or “material change”, as those terms are defined in the Applicable Securities Laws applicable in its jurisdiction of residence, in respect of the affairs of the Issuer that has not been generally disclosed to the public;

(p)	the Subscriber is not a “control person” as defined in the policies of the Exchange, will not become a “control person” by virtue of purchasing the Purchased Securities as contemplated herein, or any further acquisition of any Purchased Securities, and does not intend to act in concert with any other person to form a control group of the Issuer;

(q)	the Subscriber has the legal capacity and competence to enter into and execute this subscription and to take all actions required pursuant hereto, and if the Subscriber is not an individual, it is also duly formed and validly subsisting under the laws of its jurisdiction of formation and all necessary approvals by its directors, shareholders, partners and others have been obtained to authorize the entering into and execution of this subscription and the taking of all actions required hereto on behalf of the Subscriber. If the Subscriber is an individual, the Subscriber is of the full age of majority in the jurisdiction in which the Agreement is executed and is legally competent to execute this Agreement and take all action pursuant hereto; the Subscriber, or any Disclosed Principal, has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and the Subscriber, or, each principal/beneficial purchaser for whom it is acting, is able to bear the economic risk of loss of its entire investment. The Subscriber is familiar with the aims and objectives of the Issuer and is informed of the nature of its activities;

(r)	none of the funds the Subscriber is using to purchase the Purchased Securities are, to the best knowledge of the Subscriber, proceeds obtained or derived, directly or indirectly, as a result of illegal activities;

(s)	upon acceptance by the Issuer of this Agreement and the satisfaction of any closing conditions, the aggregate subscription price for the Purchased Securities is immediately releasable to the Issuer to be used for the ongoing business of the Issuer;

Schedule B

(t)	no authorization, consent, order, approval or notice of any federal, provincial, territorial, municipal or foreign regulatory body or official must be obtained or given, and no waiting period must expire, in order that this Agreement and the transactions contemplated herein can be consummated by the Subscriber;

(u)	the Subscriber has duly and validly entered into, executed and delivered this Agreement and it constitutes a legal, valid and binding obligation of the Subscriber enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally and as limited by laws relating to the availability of equitable remedies;

(v)	if the Subscriber is acting as agent or trustee (including, for greater certainty, a portfolio manager or comparable adviser) for a Disclosed Principal, the Subscriber is duly authorized to execute and deliver this Agreement and all other necessary documents in connection with such subscription on behalf of such principal, each of whom is subscribing as principal for its own account and not for the benefit of any other person, and this subscription has been duly and validly authorized, executed and delivered by or on behalf of such principal, and when accepted by the Issuer, will constitute a legal, valid and binding obligation enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally and as limited by laws relating to the availability of equitable remedies, against such principal;

(w)	the entering into of this subscription and the transactions contemplated hereby does not and will not, conflict with, result in a violation or breach of, or constitute a default under, any of the terms and provisions of any law, regulation, order or ruling applicable to the Subscriber, or of any agreement, contract or indenture, written or oral, to which it is or may be a party or by which it is or may be bound, and, if the Subscriber is a corporation, its constating documents or any resolutions of its directors or shareholders;

(x)	you acknowledge that legal counsel retained by the Issuer are acting as counsel to the Issuer and not as counsel to you and you may not rely upon such counsel in any respect;

(y)	the Subscriber is not engaged in the business of trading in securities or exchange contracts as a principal or agent and does not hold himself, herself or itself out as engaging in the business of trading in securities or exchange contracts as a principal or agent, or is otherwise exempt from any requirements to be registered under National Instrument 31-103 – Registration Requirements and Exemptions (or, in Québec, Regulation 31-103 respecting Registration Requirements and Exemptions);

(z)	with respect to compliance with the U.S. Securities Act:

(i)	none of the Purchased Securities have been registered under the U.S. Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold except pursuant to an effective registration statement under the U.S. Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act;

(ii)	the Subscriber is neither an underwriter of, or dealer in, the common shares of the Issuer, nor participating, pursuant to a contractual agreement or otherwise, in the distribution of the Purchased Securities;

(iii)	the Subscriber is acquiring the Purchased Securities for investment only and not with a view to resale or distribution and, in particular, has no intention to distribute, directly or indirectly, all or any of the Purchased Securities to U.S. Purchasers, and the Subscriber does not have any agreement or understanding (either written or oral) with any U.S. Person or person in the United States respecting (A) the transfer or assignment of any rights or interests in any of the Purchased Securities; (B) the division of profits, losses, fees, commissions, or any financial stake in connection with this subscription or the Purchased Securities; or (C) the voting of any securities offered hereby or underlying any securities offered hereby;

(iv)	the Subscriber does not intend to and will not engage in hedging transactions with regard to the Purchased Securities unless in compliance with the U.S. Securities Act; and

Schedule B

(v)	the current structure of this transaction and all transactions and activities contemplated hereunder, and the Subscriber’s participation therein, is not a scheme to avoid the registration requirements of the U.S. Securities Act;

(aa)	unless the Subscriber has completed Form 2 – Certificate of U.S. Accredited Investor Status, attached hereto:

(i)	the Subscriber is not a U.S. Purchaser; and

(ii)	the Subscriber is not purchasing the Purchased Securities as the result of any “directed selling efforts”;

(bb)	if the Subscriber has completed Form 2 – Certificate of U.S. Accredited Investor Status, attached hereto:

(i)	the Subscriber, by completing Form 2 – Certificate of U.S. Accredited Investor Status, is representing and warranting to the Issuer that the Subscriber is an “accredited investor” as the term is defined in Regulation D, and that all information contained in the Subscriber’s completed Form 2 – Certificate of U.S. Accredited Investor Status is complete and accurate in all respects and may be relied upon by the Issuer;

(ii)	the Subscriber will not acquire the Purchased Securities as a result of, and will not itself engage in, any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Purchased Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Purchased Securities pursuant to registration thereof under the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements;

(iii)	the Subscriber and their adviser(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuer in connection with the distribution of the Purchased Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

(iv)	the Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under Applicable Securities Laws, the certificates representing any of the Purchased Securities will bear legends in substantially the form set forth on Form 2 hereto;

(v)	the Issuer will refuse to register any transfer of the Purchased Securities not made pursuant to an effective registration statement under the U.S. Securities Act or pursuant to an available Exemption from the registration requirements of the U.S. Securities Act or pursuant to Regulation S; and

(vi)	the statutory and regulatory basis for the Exemption claimed for the offer of the Purchased Securities would not be available if the Offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act;

(cc)	the Issuer may complete additional financings in the future to develop the business of the Issuer and to fund its ongoing development. There is no assurance that such financings will be available and if available, will be on reasonable terms. Any such future financings may have a dilutive effect on current shareholders, including the Subscriber;

(dd)	the Subscriber has not received, nor does it expect to receive, any financial assistance from the Issuer, directly or indirectly, in respect of the Subscriber’s purchase of the Purchased Securities; and

(ee)	the Subscriber has not and will not enter into any voting trust or similar agreement that has the effect of directing the manner in which the votes attached to the Purchased Securities subscribed for hereunder following the Closing.

1.2	The Subscriber hereby represents, warrants, acknowledges and agrees for the benefit of the Issuer and its counsel that it is:

Schedule B

(a)	purchasing the Purchased Securities as principal for investment purposes only, for its own account and not for the benefit of any other person and not with a view to, or for resale in connection with, any distribution thereof in violation of any Applicable Securities Laws; or

(b)	deemed to be purchasing as principal pursuant to NI 45-106 by virtue of the Subscriber being an “accredited investor” as such term is defined in paragraph (p) or (q) of the definition of “accredited investor” in NI 45-106 (reproduced in Form 1 attached hereto) and provided, however, that the Subscriber is not a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction in Canada, and that the Subscriber has concurrently executed and delivered Form 1 and under the heading of Category 1: Accredited Investor therein checked off paragraphs (n) or (s); or

(c)	acting as agent for a Disclosed Principal (whose name and residential address are disclosed on page 4 of this subscription) who is purchasing the Purchased Securities as principal for investment purposes only, that the Subscriber is duly authorized and empowered to enter into this subscription, make all requisite representations, warranties, covenants, acknowledgments and agreements and execute all documentation in connection therewith on behalf of the Disclosed Principal, and that the Subscriber has concurrently completed, executed and delivered Forms 1 and 2, as applicable, on behalf of such Disclosed Principal in compliance with this Agreement.

1.3	The Subscriber hereby represents, warrants, acknowledges and agrees for the benefit of the Issuer and its counsel that:

(a)	if it is resident in or otherwise subject to the securities laws of a Province or Territory of Canada other than Ontario, it is:

(i)	a person described in section 2.3 of NI 45-106 by virtue of being an “accredited investor” as defined in NI 45-106, and provided that it is not a person that is or has been created or used solely to purchase or hold securities as an “accredited investor” as described in paragraph (m) of the definition of “accredited investor” in NI 45-106;

(ii)	a person described in section 2.5 of NI 45-106 by virtue of being (A) a director, executive officer or control person of the Issuer or of an affiliate of the Issuer; (B) a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer; (C) a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer; (D) a close personal friend or close business associate of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer; (E) a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate of a founder of the Issuer; (F) a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Issuer; (G) a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs 1.3(a)(ii)(A) to 1.3(a)(ii)(F); or (H) a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs 1.3(a)(ii)(A) to 1.3(a)(ii)(F);

(iii)	a person, other than an individual, described in section 2.10 of NI 45-106 by virtue of the Purchased Securities having an acquisition cost to the purchaser of not less than $150,000 paid in cash, and provided that it is not a person that is or has been created or used solely to purchase or hold securities in reliance on the exemption provided by section 2.10 of NI 45-106, and further provided that if it is resident in or otherwise subject to the securities laws of Alberta, no document purporting to describe the business and affairs of the Issuer, which has been prepared for review by prospective purchasers to assist such prospective purchasers in making an investment decision in respect of the Purchased Securities, has been delivered to or summarized for or seen by or requested by the Subscriber in connection with the Offering; or

(iv)	a person described in section 2.24 of NI 45-106 by virtue of being an employee, “executive officer”, “director” or “consultant” of the Issuer or of a “related entity” of the Issuer or by virtue of being a “permitted assign” of the foregoing persons, as those terms are defined in sections 1.1 or 2.22 of NI 45-106, and its participation in the Offering is voluntary,

Schedule B

and the Subscriber has certified same by marking the applicable boxes and signing and returning Form 1 herein (including, if applicable, Schedules 1 and 2, thereof); and

(b)	if it is resident in or otherwise subject to the securities laws of Ontario, it is:

(i)	a person described in section 73.3 of the Securities Act (Ontario) by virtue of being an “accredited investor” as defined in the Securities Act (Ontario), and provided that it is not a person that is or has been created or used solely to purchase or hold securities as an “accredited investor” as described in paragraph (m) of the definition of “accredited investor” in NI 45-106;

(ii)	a person described in subsection 1.3(a)(ii), (iii) or (iv) of this Schedule B; or

(iii)	a person described in section 2.7 of NI 45-106 by virtue of being (A) a founder of the Issuer; (B) an affiliate of a founder of the Issuer; (C) a spouse, parent, grandparent, brother, sister, child or grandchild of an executive officer, director or founder of the Issuer; or (D) a person that is a control person of the Issuer, and the Subscriber has certified same by marking the applicable boxes and signing and returning Form 1 herein (including, if applicable, Schedules 1 and 2, thereof); and

(c)	if it is resident outside of Canada or the United States:

(i)	it is knowledgeable of, or has been independently advised as to, the Applicable Securities Laws of the securities regulatory authorities (the “International Authorities”) having application to the Offering and the Issuer in the jurisdiction (the “International Jurisdiction”) in which the Subscriber is resident;

(ii)	it is purchasing Purchased Securities pursuant to an applicable Exemption from any prospectus, registration or similar requirements under the Applicable Securities Laws of the International Jurisdiction, or the Subscriber is permitted to purchase the Purchased Securities under the Applicable Securities Laws of the International Jurisdiction without the need to rely on such Exemptions;

(iii)	the Applicable Securities Laws of the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any nature whatsoever with or from any of the International Authorities in connection with the Offering or the Purchased Securities, including any resale thereof;

(iv)	the Offering and the completion of the offer and sale of the Purchased Securities to the Subscriber as contemplated herein complies in all respects with the Applicable Securities Laws of the International Jurisdiction, and does not trigger:

(A)	any obligation to prepare and file a prospectus or similar or other offering document, or any other report with respect to such purchase in the International Jurisdiction; or

(B)	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction; and

(v)	it will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Issuer, acting reasonably.

2.	Reliance, Notification, Indemnity and Survival

2.1	The Subscriber acknowledges and agrees that the Issuer and its counsel will and can rely on the representations, warranties, certifications, acknowledgments and agreements of the Subscriber contained in this subscription and otherwise provided by the Subscriber to and with the Issuer to determine the availability of Exemptions should this subscription be accepted, and otherwise in completing the offering, issue and sale of the Purchased Securities to the Subscriber in accordance with applicable laws. The Subscriber covenants and agrees to provide to the Issuer evidence

Schedule B

of the Subscriber’s qualifications for the Exemption indicated on Form 1 and Form 2 immediately upon request by the Issuer.

2.2	The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information pertaining to the Subscriber herein or otherwise provided in connection with this subscription which takes place prior to Closing.

2.3	The Subscriber acknowledges that the Issuer and its counsel are relying upon the representations, warranties, acknowledgements and covenants of the Subscriber set forth herein (including the schedules attached hereto) in determining the eligibility (from a securities law perspective) of the Subscriber (or, if applicable, the eligibility of another on whose behalf the Subscriber is contracting hereunder) to purchase the Purchased Securities under the Offering, and hereby agrees to indemnify the Issuer and its directors, officers, employees, advisers, affiliates, shareholders, representatives and agents (including its legal counsel) against all losses, claims, costs, expenses, damages or liabilities that they may suffer or incur as a result of or in connection with their reliance on such representations, warranties, acknowledgements and covenants. To the extent that any person entitled to be indemnified hereunder is not a party to this subscription, the Issuer shall obtain and hold the rights and benefits of this subscription in trust for, and on behalf of, such person, and such person shall be entitled to enforce the provisions of this section notwithstanding that such person is not a party to this subscription.

2.4	The representations, warranties, acknowledgements and agreements made by the Subscriber in this subscription and otherwise provided by the Subscriber and the Issuer shall be true and correct as of the date of execution of this subscription and as of Closing as if repeated thereat, and shall survive the Closing.

FORM 1

CERTIFICATE FOR EXEMPTION

In addition to the representations, warranties acknowledgments and agreements contained in the subscription to which this Form 1 – Certificate for Exemption is attached, the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber is purchasing the Purchased Securities set out in the subscription as principal, it is resident in the jurisdiction set out on the Acceptance Page of the subscription and: [check all appropriate boxes]

Category 1: Accredited Investor

The Subscriber is [check appropriate box and complete related blanks]:

☐	(a)	except in Ontario, a Canadian financial institution, or a Schedule III bank;

☐	(b)	except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	(c)	except in Ontario, a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	(d)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer;

☐	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(f)	except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

☐	(g)	except in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐	(h)	except in Ontario, any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i)	except in Ontario, a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada;

☐	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds Cdn$1,000,000

(Provide details of financial assets: _______________________________________________________);

☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities exceeds $5,000,000;

(Provide details of financial assets: _______________________________________________________);

☐	(k)	an individual whose net income before taxes exceeded Cdn$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded Cdn$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year

(Provide details of net income: __________________________________________________________);

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least Cdn$5,000,000;

(Provide details of net income: __________________________________________________________);

Form 1 - 2 -	Certificate for Exemption

☐	(m)	a person, other than an individual or investment fund, that has net assets of at least Cdn$5,000,000 as shown on its most recently prepared financial statements;

☐	(n)	an investment fund that distributes or has distributed its securities only to:

(i)	a person that is or was an accredited investor at the time of the distribution;

(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 and 2.19 of NI 45-106, or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106;

☐	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt;

☐	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐	(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐	(t)	a person in respect of which all of the owner of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

☐	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as an accredited investor; or

☐	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

AND/OR if the Subscriber is a resident of, or otherwise subject to the securities laws of, Ontario, the Subscriber is [check any applicable box]:

☐	(aa)	a bank listed in Schedule I, II or III to the Bank Act (Canada);

☐	(bb)	an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act;

☐	(cc)	a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;

☐	(dd)	the Business Development Bank of Canada;

☐	(ee)	a subsidiary of any person or company referred to in clause (aa), (bb), (cc) or (dd), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

Form 1 - 3 -	Certificate for Exemption

☐	(ff)	a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations;

☐	(gg)	the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or of the government of a province or territory of Canada;

☐	(hh)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’Île de Montréal or an intermunicipal management board in Quebec;

☐	(ii)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(jj)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada;

☐	(kk)	a person or company that is recognized or designated by the Ontario Securities Commission as an accredited investor; or

☐	(ll)	such other persons or companies as may be prescribed by the regulations under the Securities Act (Ontario).

Additional Instruction: If the Subscriber is an individual and qualifies under Category 1 pursuant to paragraphs (j), (k) or (l), it must also complete and sign FORM 1A attached hereto entitled “Form 45-106F9: Form for Individual Accredited Investors” and Appendix A.

Definitions:

“Canadian financial institution” means

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(b)	a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

“EVCC” means an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments;

“financial assets” means

(a)	cash,

(b)	securities, or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an EVCC and a VCC;

“person” includes

(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

Form 1 - 4 -	Certificate for Exemption

(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

“related liabilities” means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(b)	liabilities that are secured by financial assets;

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

“spouse” means, an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual; or

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

“VCC” means a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429, whose business objective is making multiple investments.

Category 2: Family, Friends and Business Associates

The Subscriber is [check appropriate box and complete related blanks]:

☐	(a)	a director, executive officer or control person of the Issuer or of an affiliate of the Issuer;

☐	(b)	a spouse, parent, grandparent, brother, sister, grandchild or child of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer;

☐	(c)	a parent, grandparent, brother, sister, grandchild or child of the spouse of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer;

☐	(d)	a close personal friend* of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer;

☐	(e)	a close business associate** of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer;

☐	(f)	a founder of the Issuer or a spouse, parent, grandparent, brother, sister, grandchild, child, close personal friend or close business associate of a founder of the Issuer;

☐	(g)	a parent, grandparent, brother, sister, grandchild or child of a spouse of a founder of the Issuer,

☐	(h)	a person of which a majority of the voting securities are beneficially owned by persons described in paragraphs (a) to (g);

☐	(i)	a person of which a majority of the directors are persons described in paragraphs (a) to (g);

☐	(j)	a trust or estate of which all of the beneficiaries are persons described in paragraphs (a) to (g); or

☐	(k)	a trust or estate of which a majority of the trustees or executors are persons described in paragraphs (a) to (g),

of which the relevant director, executive officer, control person or founder of the Issuer or affiliate thereof referred to in paragraphs (b) to (k) above is:

State name:

Form 1 - 5 -	Certificate for Exemption

State the length of your relationship with this person:

Additional Instruction: If the Subscriber qualifies under Category 2 and is a resident of Saskatchewan, it must also complete and sign FORM 1B attached hereto entitled “Form 45-106F5: Risk Acknowledgement – Saskatchewan Close Personal Friends and Close Business Associates”

Additional Instruction: If the Subscriber qualifies under Category 2 and is a resident of Ontario, it must also complete and sign Schedule 1C attached hereto entitled “Form 45-106F12: Risk Acknowledgment Form for Family, Friend and Business Associate Investors”.

Notes:

*	“close personal friend” means an individual who has known the named director, executive officer, control person or founder well enough and for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of that person. The term “close personal friend” can include a family member who is not already specifically identified in paragraphs (b), (c), (f) or (g) if the family member otherwise meets the criteria described above. An individual’s relationship with the named director, executive officer, control person or founder must be direct. An individual is not a “close personal friend” solely because that individual is a relative, a member of the same club, organization, association or religious group, a co-worker, colleague or associate at the same workplace, a client, customer, former client or former customer, a mere acquaintance, or connected through some form of social media, such as Facebook, Twitter or LinkedIn.

**	“close business associate” means an individual who has had sufficient prior business dealings with the named director, executive officer, control person or founder to be in a position to assess the capabilities and trustworthiness of that person. An individual’s relationship with the named director, executive officer, control person or founder must be direct. An individual is not a “close business associate” solely because that individual is a member of the same club, organization, association or religious group, a co-worker, colleague or associate at the same workplace, a client, customer, former client or former customer, a mere acquaintance, or connected through some form of social media, such as Facebook, Twitter or LinkedIn.

Category 3: $150,000 Purchaser

☐	The Subscriber is not an individual and has an acquisition cost for the Purchased Securities of not less than $150,000 paid in cash, and is not a person that is or has been created or used solely to purchase or hold securities in reliance on the exemption provided by section 2.10 of NI 45-106.

Category 4: Employees, Officers, Directors and Consultants

The Subscriber is [check appropriate box]:

☐	(a)	an employee of the Issuer or of a “related entity” of the Issuer;

☐	(b)	an executive officer of the Issuer or of a “related entity” of the Issuer;

☐	(c)	a director of the Issuer or of a “related entity” of the Issuer;

☐	(d)	a consultant of the Issuer or of a “related entity” of the Issuer; or

☐	(e)	a “permitted assign” of a person described in paragraphs (a) to (d),

and its participation in the Offering is voluntary.

* * * * * * *

The representations, warranties, statements and certification made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the Closing. If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the Closing, the Subscriber shall give the Issuer immediate written notice thereof.

Form 1 - 6 -	Certificate for Exemption

The Subscriber acknowledges and agrees that the Issuer will and can rely on this Certificate in connection with the Subscriber’s subscription.

IN WITNESS, the undersigned has executed this Certificate as of the _____ day of ____________, 20 _____.

If a corporation, partnership or other entity:	If an individual:

Print Name of Subscriber	Print Name of Subscriber

Signature of Authorized Signatory	Signature

Name and Position of Authorized Signatory	Jurisdiction of Residence of Subscriber

Jurisdiction of Residence of Subscriber

APPENDIX “A” TO FORM 1

INDIVIDUAL ACCREDITED INVESTOR QUESTIONNAIRE

THIS APPENDIX “A” IS TO BE COMPLETED BY ACCREDITED INVESTORS WHO ARE INDIVIDUALS SUBSCRIBING UNDER CATEGORIES (J), (K) OR (L) IN CATEGORY 1 OF FORM 1 TO WHICH THIS APPENDIX “A” IS ATTACHED.

Unless otherwise defined, all capitalized terms not otherwise defined in this Appendix “A” shall have the meaning ascribed to such terms in the Subscription Agreement to which this Appendix is attached.

I understand that in order to be accepted as an “accredited investor” under categories (j), (k) OR (l) of the definition of accredited investor in NI 45-106, I must satisfy certain of the following criteria. The undersigned hereby represents and warrants to the Issuer as follows:

1. Personal Data.

Name:

Telephone:

Residence Address:

2. Definitions. Please review the following definitions prior to completing the information below:

a)	“financial assets” means cash, securities or a contract of insurance, a deposit or evidence of deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a purchaser’s personal residence would not be included in a calculation of financial assets.

b)	“related liabilities” means: (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or (ii) liabilities that are secured by financial assets.

c)	“net assets” means all of the purchaser’s total assets minus all of the purchaser’s total liabilities. Accordingly, for the purposes of the net asset test, the calculation of total assets would include the value of a purchaser’s personal residence and the calculation of total liabilities would include the amount of any liability (such as a mortgage) in respect of the purchaser’s personal residence. To calculate a purchaser’s net assets, subtract the purchaser’s total liabilities from the purchaser’s total assets (including real estate). The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the distribution of the security.

3. Net income test. Please answer the following questions concerning your net income by marking the appropriate box.

3.1 My annual net income before taxes (all sources) for the applicable periods of time are set out below. Please tick the appropriate net income range excluding taxes from all sources in each of A, B and C below.

Form 1 - 2 -	Certificate for Exemption

	A.	B.	C.
Net income ranges	My annual net income before taxes (all sources) for the most recent calendar year is: (tick the appropriate box below)	My annual net income before taxes (all sources) for the prior calendar year is: (tick the appropriate box below)	My annual net income before taxes (all sources) that I reasonably expect to earn in the current calendar year is: (tick the appropriate box below)
LESS THAN $49,999
$50,000-$99,999
$100,000-$149,999
$150,000-$199,999
$200,000 -$299,999
$300,000-$399,999
$400,000-$499,999
GREATER THAN $500,000

3.2 My spouse’s annual net income before taxes (all sources) for the applicable periods of time are set out below. Please tick the appropriate net income range excluding taxes from all sources in each of A, B and C below.

	A.	B.	C.
Net income ranges	My spouse’s annual net income before taxes (all sources) for the most recent calendar year is: (tick the appropriate box below)	My spouse’s annual net income before taxes (all sources) for the prior calendar year is: (tick the appropriate box below)	My spouse’s annual net income before taxes (all sources) that I reasonably expect to earn in the current calendar year is: (tick the appropriate box below)
LESS THAN $49,999
$50,000-$99,999
$100,000-$149,999
$150,000-$199,999
$200,000 -$299,999
$300,000-$399,999
$400,000-$499,999
GREATER THAN $500,000

Form 1 - 3 -	Certificate for Exemption

3.3 The annual net income before taxes (all sources) for my spouse and me during the applicable periods of time are set out below. Please tick the appropriate net income range excluding taxes from all sources in each of A, B and C below.

	A.	B.	C.
Net income ranges	The annual net income before taxes (all sources) for the most recent calendar year of my spouse and me is: (tick the appropriate box below)	The annual net income before taxes (all sources) for the prior calendar year of my spouse and me is: (tick the appropriate box below)	The annual net income before taxes (all sources) that my spouse and I reasonably expect to earn in the current calendar year is: (tick the appropriate box below)
LESS THAN $49,999
$50,000-$99,999
$100,000-$149,999
$150,000-$199,999
$200,000 -$299,999
$300,000-$399,999
$400,000-$499,999
GREATER THAN $500,000

4. Financial Assets Test. Please answer the following questions concerning your “financial assets” (see definition above) by marking the appropriate box.

4.1 I and/or my spouse beneficially own financial assets having an aggregate realizable value that, before taxes, net of any related liabilities are as set out below. Please tick the appropriate financial asset range excluding taxes from all sources in each of A, B and C below.

	A.	B.	C.
Financial asset ranges	My financial assets have an aggregate realizable value that, before taxes, net of any related liabilities are: (tick the appropriate box below)	My spouse’s financial assets have an aggregate realizable value that, before taxes, net of any related liabilities are: (tick the appropriate box below)	The financial assets of my spouse and I have an aggregate realizable value that, before taxes, and net of any related liabilities are: (tick the appropriate box below)
Less than $249,999
$250,000-$499,999
$500,000-$999,999
Greater than $1,000,000

Form 1 - 4 -	Certificate for Exemption

4.2 For the purposes of this Section 4:

(a)	do you and/or your spouse have:

(i)	physical or constructive possession or evidence of ownership of your financial assets?

☐	Yes	☐	No

(ii)	any entitlement to the receipt of any income generated by the financial assets?

☐	Yes	☐	No

(iii)	any risk of loss of the value of the financial assets?

☐	Yes	☐	No

(iv)	the ability to dispose of the financial assets or otherwise deal with the financial assets as you and/or your spouse sees fit?

☐	Yes	☐	No

(b)	did you exclude the value of any real estate owned by you and/or your spouse in the calculation of financial assets, such as your principal residence and/or cottage?

☐	Yes	☐	No

(c)	did you exclude any related liabilities in connection with the (i) cash, (ii) securities or a (iii) contract of insurance (i.e., the cash surrender value only), deposit or an evidence of deposit that is not a security under the Applicable Securities Laws?

☐	Yes	☐	No

5. $5,000,000 Net Asset Test. I and/or my spouse have net assets as set out below. Please tick the appropriate net asset range in each of A, B and C below.

	A.	B.	C.
Net asset ranges	My total net assets are: (tick the appropriate box below)	My spouses’ net assets are: (tick the appropriate box below)	The aggregate net assets of my spouse and I are: (tick the appropriate box below)
Less than $499,999
$500,000-$999,999
$1,000,000-$2,999,999
$3,000,000-$4,999,999
Greater than $5,000,000

Form 1 - 5 -	Certificate for Exemption

Based on the above information, I hereby represent and warrant that:

(a)	my net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and I expect it to be more than $200,000 in the current calendar year;

(b)	my net income before taxes combined with that of my spouse was more than $300,000 in each of the 2 most recent calendar years, and I expect that our combined net income before taxes to be more than $300,000 in the current calendar year;

(c)	I either alone or with my spouse, beneficially own financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, is more than $1,000,000; or

(d)	I either alone or with my spouse, have net assets of at least $5,000,000.

My commitment to investments which are not readily marketable is reasonable in relation to my net worth. I meet at least one of the criteria for an “accredited investor” under NI 45-106.

The foregoing representations and warranties and all other information which I have provided to the Issuer concerning myself and my financial condition are true and accurate as of the date hereof. If in any respect, such representations, warranties, or information shall not be true and accurate, I will give written notice of such fact to the Issuer immediately prior to Closing specifying which representations, warranties or information are not true and accurate, and the reasons therefor.

Form 1 - 6 -	Certificate for Exemption

I understand that the information contained herein is being furnished by me in order for the Issuer to determine my suitability as an accredited investor, may be accepted by the Issuer in light of the requirements of NI 45-106 and that the Issuer will rely on the information contained herein for purposes of such determination.

Purchaser’s Signature

Dated:	, 2022	Signed:

Witness		Print the name of Purchaser

Print Name of Witness

Spouse’s Signature (if applicable)

Dated:	, 2022	Signed:

Witness		Print the name of spouse of Purchaser

Print Name of Witness

- FORM 1A -

Form 45-106F9

Form for Individual Accredited Investors

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Debentures and Warrants	Issuer: Grown Rogue International Inc. (the “Issuer”)
Purchased from: the Issuer
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of US$________. [Instruction: Insert the total dollar amount of the
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
If you are relying on a prospectus exemption contained in any of sections (j), (k), or (l) of Category 1 “Accredited Investor” in Form 1, you must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
● Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
● Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
● Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
● Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

Form 1A - 2 -	Form 45-106F9

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:		Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:		Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment
Grown Rogue International Inc. 550 Airport Road, Medford, Oregon, 97504, United States
Attention:	J. Obie Strickler
e-mail:	obie@grownrogue.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.	This form does not mandate the use of a specific font size or style but the font must be legible.
2.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.
3.	The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

- FORM 1B -

FORM 45-106F5

Risk Acknowledgement - Saskatchewan Close Personal Friends and Close Business Associates

I acknowledge that this is a risky investment:

●	I am investing entirely at my own risk.

●	No securities regulatory authority has evaluated or endorsed the merits of these securities.

●	The person selling me these securities is not registered with a securities regulatory authority and has no duty to tell me whether this investment is suitable for me.

●	I will not be able to sell these securities for 4 months.

●	I could lose all the money I invest.

●	I do not have a 2-day right to cancel my purchase of these securities or the statutory rights of action for misrepresentation I would have if I were purchasing the securities under a prospectus.

I am investing $ ____________________________________________________ [total consideration] in total; this includes any amount I am obliged to pay in future.

I am a close personal friend or close business associate of ______________________________________________________ [state name], who is a _______________________ [state title - founder, director, executive officer or control person] of ____________________________________ [state name of issuer or its affiliate – if an affiliate state “an affiliate of the issuer” and give the issuer’s name].

I acknowledge that I am purchasing based on my close relationship with ______________________________________________ [state name of founder, director, executive officer or control person] whom I know well enough and for a sufficient period of time to be able to assess her/his capabilities and trustworthiness.

I acknowledge that this is a risky investment and that I could lose all the money I invest.

Date	Signature of Purchaser

Print name of Purchaser

Sign 2 copies of this document. Keep one copy for your records.

You are buying Exempt Market Securities

They are called exempt market securities because two parts of securities law do not apply to them. If an issuer wants to sell exempt market securities to you:

●	the issuer does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and

●	the securities do not have to be sold by an investment dealer registered with a securities regulatory authority.

There are restrictions on your ability to resell exempt market securities. Exempt market securities are more risky than other securities.

You may not receive any written information about the issuer or its business

If you have any questions about the issuer or its business, ask for written clarification before you purchase the securities. You should consult your own professional advisers before investing in the securities.

You will not receive advice.

Unless you consult your own professional advisers, you will not get professional advice about whether the investment is suitable for you.

For more information on the exempt market, refer to the Saskatchewan Financial Services Commission’s website at http://www.sfsc.gov.sk.ca.

INSTRUCTION: THE PURCHASER MUST SIGN 2 COPIES OF THIS FORM. THE PURCHASER AND THE ISSUER MUST EACH RECEIVE A SIGNED COPY.

- FORM 1C -

Form 45-106F12

Risk Acknowledgement Form for Family, Friend and Business Associate Investors

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER
1. About your investment
Type of securities: Debentures and Warrants		Issuer: Grown Rogue International Inc. (the “Issuer”)
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:		Your initials
Risk of loss – You could lose your entire investment of US$________. [Instruction: Insert the total dollar amount of the
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment. The information you receive may be limited to the information provided to you by the family member, friend or close business associate specified in section 3 of this form.
3. Family, friend or business associate status
You must meet one of the following criteria to be able to make this investment. Initial the statement that applies to you:		Your initials

A)	You are:

	1)	[check all applicable boxes]

		☐	a director of the issuer or an affiliate of the issuer

		☐	an executive officer of the issuer or an affiliate of the issuer

		☐	a control person of the issuer or an affiliate of the issuer

		☐	a founder of the issuer

OR

	2)	[check all applicable boxes]

		☐	a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

		☐	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

B)

You are a family member of ____________________________________ [Instruction: Insert the name of the person who is your relative either directly or through his or her spouse], who holds the following position at the issuer or an affiliate of the issuer: _______________________________.

You are the ____________________________ of that person or that person’s spouse. [Instruction: To qualify for this investment, you must be (a) the spouse of the person listed above or (b) the parent, grandparent, brother, sister, child or grandchild of that person or that person’s spouse.]

Form 1C - 2 -	Form 45-106F12

C)	You are a close personal friend of _______________________________ [Instruction: Insert the name of your close personal friend], who holds the following position at the issuer or an affiliate of the issuer: _______________________________.
You have known that person for _____ years.

D)	You are a close business associate of ______________________________ [Instruction: Insert the name of your close business associate], who holds the following position at the issuer or an affiliate of the issuer: ____________________________.
You have known that person for _____ years.
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form. You also confirm that you are eligible to make this investment because you are a family member, close personal friend or close business associate of the person identified in section 5 of this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY PERSON WHO CLAIMS THE CLOSE PERSONAL RELATIONSHIP, IF APPLICABLE
5. Contact person of the issuer or an affiliate of the issuer
[Instruction: To be completed by the director, executive officer, control person or founder with whom the purchaser has a close personal relationship indicated under sections 3B, C or D of this form.]
By signing this form, you confirm that you have, or your spouse has, the following relationship with the purchaser: [check the box that applies]
☐	family relationship as set out in section 3B of this form
☐	close personal friendship as set out in section 3C of this form
☐	close business associate relationship as set out in section 3D of this form
First and last name of contact person (please print):
Position with the issuer or affiliate of the issuer (director, executive officer, control person or founder):
Telephone:	Email:
Signature:	Date:

Form 1C - 3 -	Form 45-106F12

SECTION 6 TO BE COMPLETED BY THE ISSUER
6. For more information about this investment
Grown Rogue International Inc. 550 Airport Road, Medford, Oregon, 97504, United States
Attention:	J. Obie Strickler
e-mail:	obie@grownrogue.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.
Signature of executive officer of the issuer (other than the purchaser):	Date:

Form instructions:

1	This form does not mandate the use of a specific font size or style but the font must be legible.
2.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.
3.	The purchaser, an executive officer who is not the purchaser and, if applicable, the person who claims the close personal relationship to the purchaser must sign this form. Each of the purchaser, contact person at the issuer and the issuer must receive a copy of this form signed by the purchaser. The issuer is required to keep a copy of this form for 8 years after the distribution.
4.	The detailed relationships required to purchase securities under this exemption are set out in section 2.5 of National Instrument 45-106 Prospectus and Registration Exemptions. For guidance on the meaning of “close personal friend” and “close business associate”, please refer to sections 2.7 and 2.8, respectively, of Companion Policy 45-106CP Prospectus and Registration Exemptions.

FORM 2

CERTIFICATE OF U.S. ACCREDITED INVESTOR STATUS

In addition to the representations, warranties, acknowledgments and agreements contained in the subscription agreement (the “subscription”) to which this Form 2 – Certificate of U.S. Accredited Investor Status is attached, the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber is purchasing the Purchased Securities set out in the subscription as principal, that the Subscriber is a resident of the jurisdiction of its disclosed address set out in the Subscriber’s information on page 3 of the subscription, and:

1.	The Subscriber hereby represents, warrants, acknowledges and agrees to and with the Issuer that the Subscriber:

(a)	is a U.S. Purchaser;

(b)	has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the subscription and it is able to bear the economic risk of loss arising from such transactions;

(c)	is acquiring the Purchased Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Purchased Securities in violation of the United States securities laws and, in particular, it has no intention to distribute either directly or indirectly any of the Purchased Securities in the United States or to U.S. Persons; provided, however, that the Subscriber may sell or otherwise dispose of any of the Purchased Securities pursuant to registration thereof pursuant to the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and any applicable State securities laws or if an exemption from such registration requirements is available or registration is otherwise not required under this U.S. Securities Act;

(d)	is not acquiring the Purchased Securities as a result of any form of general solicitation or general advertising, as such terms are defined for purposes of Regulation D under the U.S. Securities Act, including without limitation any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over radio or television or other form of telecommunications, or published or broadcast by means of the Internet or any other form of electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(e)	understands the Purchased Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on an Exemption from such registration requirements provided by Section 4(a)(2) of the U.S. Securities Act and Rule 506 of Regulation D promulgated thereunder.

(f)	satisfies one or more of the categories indicated below (check appropriate box):

Category 1. [Rule 501(a)(1)]	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

Category 2. [Rule 501(a)(1)]	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

Category 3. [Rule 501(a)(1)]	A broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934, as amended; or

Category 4. [Rule 501(a)(1)]	An investment adviser registered pursuant to Section 203 of the U.S. Investment Advisers Act of 1940, as amended, or registered pursuant to the laws of a state; or

Category 5. [Rule 501(a)(1)]	An investment adviser relying on the exemption from registering with the Commission under Section 203(l) or (m) of the U.S. Investment Advisers Act of 1940, as amended; or

Category 6. [Rule 501(a)(1)]	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or

Form 2 - 2 -	Certificate of U.S. Accredited Investor Status

Category 7. [Rule 501(a)(1)]	An investment company registered under the U.S. Investment Company Act of 1940, as amended; or

Category 8. [Rule 501(a)(1)]	A business development company as defined in Section 2(a)(48) of the U.S. Investment Company Act of 1940, as amended; or

Category 9. [Rule 501(a)(1)]	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958, as amended; or

Category 10. [Rule 501(a)(1)]	A Rural Business Investment Company as defined in Section 384A of the U.S. Consolidated Farm and Rural Development Act of 1972, as amended; or

Category 11. [Rule 501(a)(1)]	A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of U.S. $5,000,000; or

Category 12. [Rule 501(a)(1)]	An employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

Category 13. [Rule 501(a)(2)]	A private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940, as amended; or

Category 14. [Rule 501(a)(3)]	An organization described in Section 501(c)(3) of the U.S. Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, a partnership, or a limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

Category 15. [Rule 501(a)(4)]	A director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer; or

Category 16. [Rule 501(a)(5)]	A natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds U.S. $1,000,000; or

(Note: For the purposes of calculating “net worth”

(i)	the person’s primary residence shall not be included as an asset;

(ii)	indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the closing of the Offering, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the closing of the Offering exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(iii)	indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability.)

(Note: For the purposes of calculating “joint net worth”, joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent, and assets need not be held jointly to be included in the calculation. Reliance on the joint net worth standard does not require that the securities be purchased jointly.)

(Note: The term “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.)

Form 2 - 3 -	Certificate of U.S. Accredited Investor Status

	Category 17. [Rule 501(a)(6)]	A natural person who had an individual income in excess of U.S. $200,000 in each year of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

(Note: The term “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.)

	Category 18. [Rule 501(a)(7)]	A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under Regulation D under the U.S. Securities Act; or

Category 19. [Rule 501(a)(8)]

An entity in which each of the equity owners are accredited investors; or

(Note: It is permissible to look through various forms of equity ownership to natural persons in determining the accredited investor status of entities under this category. If those natural persons are themselves accredited investors, and if all other equity owners of the entity seeking accredited investor status are accredited investors, then this category may be available.)

☒	Category 20. [Rule 501(a)(9)]	An entity, of a type not listed in Categories 1 through 14, 18 or 19 above, not formed for the specific purpose of acquiring the securities offered, owning “investments” (as defined in Rule 2a51-1(b) under the U.S. Investment Company Act of 1940, as amended) in excess of U.S. $5,000,000; or

	Category 21. [Rule 501(a)(10)]	A natural person holding in good standing one or more of the following professional licenses:

(i)	General Securities Representative license (Series 7);

(ii)	Private Securities Offerings Representative license (Series 82), and

(iii)	Investment Adviser Representative license (Series 65); or

Category 22. [Rule 501(a)(11)]	A natural person who is a “knowledgeable employee” (as defined in Rule 3c-5(a)(4) under the U.S. Investment Company Act of 1940, as amended) of the issuer of the securities being offered or sold where the issuer would be an “investment company” (as defined in Section 3 of U.S. Investment Company Act of 1940, as amended), but for the exclusion provided by either Section 3(c)(1) or section 3(c)(7) of U.S. Investment Company Act of 1940, as amended; or

Category 23. [Rule 501(a)(12)]	A “family office” (as defined in Rule 202(a)(11)(G)-1 under the U.S. Investment Advisers Act of 1940, as amended):

(i)	with assets under management in excess of U.S. $5,000,000,

(ii)	that is not formed for the specific purpose of acquiring the securities offered, and

(iii)	whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

Category 24. [Rule 501(a)(13)]	A “family client” (as defined in Rule 202(a)(11)(G)-1 under the U.S. Investment Advisers Act of 1940, as amended) of a family office meeting the requirements in Category 23 above and whose prospective investment in the issuer is directed by such family office pursuant to clause (iii) of Category 23.

Form 2 - 4 -	Certificate of U.S. Accredited Investor Status

(g)	if an individual, is a resident of the state or other jurisdiction of its disclosed address set out in the Subscriber’s information on page 3 of its subscription; or if not an individual, has received and accepted the offer to acquire the Purchased Securities at the office of the Subscriber at the disclosed address set out in the Subscriber’s information on page 3, of its subscription.

2.	The Subscriber acknowledges and agrees that:

(a)	the Subscriber has not acquired the Purchased Securities as a result of, and will not itself engage in any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Purchased Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Purchased Securities pursuant to registration of any of the Purchased Securities pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(b)	if the Subscriber decides to offer, sell or otherwise transfer any of the Purchased Securities, it will not offer, sell or otherwise transfer any of such securities, directly or indirectly, unless:

(i)	the sale is to the Issuer;

(ii)	the sale is made outside of the United States pursuant to the requirements of Rule 904 of Regulation S;

(iii)	the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder if available and in accordance with any applicable state securities or “Blue Sky” laws; or

(iv)	the Purchased Securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable U.S. state laws and regulations governing the offer and sale of securities, and, in the case of paragraphs (iii) and (iv), the Subscriber has prior to such sale furnished to the Issuer an opinion of counsel of recognized standing or other evidence in form and substance satisfactory to the Issuer;

(c)	upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. State laws and regulations, the certificates representing any of the Purchased Securities (and any underlying Shares) will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER OF SUCH SECURITIES AND ITS SUCCESSORS (THE “CORPORATION”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER HAS PRIOR TO SUCH TRANSFER FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

and provided that if any of the Purchased Securities are being sold by the Subscriber in an off-shore transaction and in compliance with the requirements of Rule 904 of Regulation S, the legend set forth above may be removed by providing a declaration to the Issuer and its transfer agent in the form attached as Schedule I to Form 2 hereof or such other evidence as the Issuer or its transfer agent may from time to time prescribe (which may include an opinion of counsel satisfactory to the Issuer and its transfer agent), to the effect that the sale of the securities is being made in compliance with Rule 904 of Regulation S;

and provided further, that if any of the Purchased Securities are being sold pursuant to Rule 144 of the U.S. Securities Act and in compliance with any applicable state securities laws, the legend may be

Form 2 - 5 -	Certificate of U.S. Accredited Investor Status

removed by delivery to the Issuer’s transfer agent of an opinion or other evidence satisfactory to the Issuer and its transfer agent to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act and state securities laws;

(d)	any Warrants may not be exercised in the United States or by or on behalf of a U.S. Person unless registered under the U.S. Securities Act and any applicable state securities laws unless an exemption from such registration requirements is available and upon the original issuance of the Warrants, and until such time as it is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, all certificates representing the Warrants and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

“THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A “U.S. PERSON” OR A PERSON IN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

(e)	the Issuer may make a notation on its records or instruct the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described herein and the subscription;

(f)	the Subscriber understands and acknowledges that the Issuer (i) is not obligated to remain a “foreign issuer” within the meaning of Rule 902 of Regulation S, (ii) may not, at the time the Purchased Securities are resold by it or at any other time, be a foreign issuer, and (iii) may engage in one or more transactions which could cause the Issuer not to be a foreign issuer;

(g)	the Subscriber understands and agrees that the financial statements of the Issuer have been prepared in accordance with Canadian generally accepted accounting principles or International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(h)	the Subscriber understands that (i) the Issuer may be deemed to be an issuer that is, or that has been at any time previously, an issuer with no or nominal operations and no or nominal assets other than cash or cash equivalents (a “Shell Corporation”), (ii) if the Issuer is deemed to be, or to have been at any time previously, a Shell Corporation, Rule 144 under the U.S. Securities Act may not be available for resales of the Purchased Securities (including the Shares issuable on the exercise of the Warrants), and (iii) the Issuer is not obligated to make Rule 144 under the U.S. Securities Act available for resales of the Purchased Securities (including the Shares issuable on the exercise of the Warrants);

(i)	the Subscriber is aware that its ability to enforce civil liabilities under the United States federal securities laws may be affected adversely by, among other things: (i) the fact that the Issuer is organized under the laws of Ontario, Canada; (ii) some or all of the directors and officers may be residents of countries other than the United States; and (iii) all or a substantial portion of the assets of the Issur and such persons may be located outside the United States;

(j)	the Subscriber understands that the Purchased Securities are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the Securities and Exchange Commission (the “SEC”) provide in substance that the Subscriber may dispose of the Purchased Securities only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom, and, other than as set out herein, the Subscriber understands that the Issuer has no obligation to register any of the Purchased Securities or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder). Accordingly, the Subscriber understands that absent registration, under the rules of the SEC, the Subscriber may be required to hold the Purchased Securities indefinitely or to transfer the Purchased Securities in the United States or to U.S. Persons in “private placements” which are exempt from registration under the U.S. Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the Subscriber. As a consequence, the Subscriber understands that it must bear the economic risks of the investment in the Purchased Securities for an indefinite period of time.

(k)	the Subscriber understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of any of the Purchased Securities, and the Issuer gives no opinion

Form 2 - 6 -	Certificate of U.S. Accredited Investor Status

and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the Subscriber’s acquisition or disposition of such Purchased Securities, and in particular, no determination has been made whether the Issuer will be a “passive foreign investment company” (“PFIC”) within the meaning of Section 1291 of the United States Internal Revenue Code (the “Code”), provided, however, the Issuer agrees that it shall provide to the Subscriber, upon written request, all of the information that would be required for United States income tax reporting purposes by a United States security holder making an election to treat the Issuer as a “qualified electing fund” for the purposes of the Code, should the Issuer or the Subscriber determine that the Issuer is a PFIC in any calendar year following the Subscriber’s purchase of the Purchased Securities; and

(l)	the funds representing the subscription price which will be advanced by the Subscriber to the Issuer hereunder will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and the Subscriber acknowledges that the Issuer may in the future be required by law to disclose the Subscriber’s name and other information relating to the subscription and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act, and that no portion of the subscription price to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Subscriber, and it shall promptly notify the Issuer if the Subscriber discovers that any of such representations ceases to be true and provide the Issuer with appropriate information in connection therewith.

* * * * * * *

The representations, warranties, statements and certification made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the Closing. If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the Closing, the Subscriber shall give the Issuer immediate written notice thereof.

Capitalized terms not specifically defined in this Certificate have the meaning ascribed to them in the subscription to which this Certificate is attached.

The Subscriber acknowledges and agrees that the Issuer will and can rely on this Certificate in connection with the Subscriber’s subscription.

IN WITNESS, the undersigned has executed this Certificate as of the                day of           , 2022.

If a corporation, partnership or other entity:	If an individual:

Mindset Value Fund
Print Name of Subscriber	Print Name of Subscriber

/s/ Aaron Edelheit
Signature of Authorized Signatory	Signature

Aaron Edelheit, CEO
Name and Position of Authorized Signatory	Jurisdiction of Residence of Subscriber

California, USA
Jurisdiction of Residence of Subscriber

SCHEDULE I TO FORM 2

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	GROWN ROGUE INTERNATIONAL INC.

AND TO:	The [registrar and transfer agent/warrant agent] for the securities of Grown Rogue International Inc.

The undersigned (A) acknowledges that the sale of the securities of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and (B) certifies that (1) the undersigned is not an “affiliate” of the Corporation as that term is defined in Rule 405 under the U.S. Securities Act, a “distributor” or an affiliate of “distributor”, (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of a “designated offshore securities market” (as defined in Rule 902 of Regulation S under the U.S. Securities Act) and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any “directed selling efforts” in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing-off” the resale restrictions imposed because the securities are “restricted securities” as that term is described in Rule 144(a)(3) under the U.S. Securities Act, (5) the seller does not intend to replace such securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities, and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S under the U.S. Securities Act, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise specified, terms set forth above in quotation marks have the meanings given to them by Regulation S under the U.S. Securities Act. The undersigned in making this Declaration acknowledges that the Corporation is relying on the contents hereof and hereby agrees to indemnify and hold harmless the Corporation for any and all liability, losses, claims and demands in any way related to the subject matter of this Declaration.

DATED at __________________________ this _______ day of _______________, 20__

By:	X
Name:
Title:

Affirmation by Seller’s Broker-Dealer
(required for sales under (B)2(b) above)

We have read the foregoing representations of our customer, ____________________ (the “Seller”) dated _____________________, with regard to our sale, for such Seller’s account, of the securities of the Corporation described therein, and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of __________ or other designated offshore securities market, (C) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such securities, and (D) no selling concession, fee or other remuneration is being paid to us in connection with this offer and sale other than the usual and customary broker’s commission that would be received by a person executing such transaction as agent. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Name of Firm

By:	X
Authorized officer

Date: